UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2021

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BTU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, the Board of Directors (the “Board”) of Peabody Energy Corporation (the “Company”) appointed James C. Grech as President and Chief Executive Officer of the Company effective as of June 1, 2021. On June 2, 2021, the Board of Directors of the Company appointed Mr. Grech to serve as a director of the Company, effective as of June 1, 2021, with a term expiring at the Company’s 2022 Annual Meeting of Stockholders. Mr. Grech will serve as a member of the Board’s Executive Committee. Mr. Grech will receive no additional compensation for serving as a director.

Mr. Grech, age 59, has over 30 years of experience in the natural resources industry. Most recently, Mr. Grech served as CEO and a member of the Board of Directors of Wolverine Fuels, LLC, a thermal coal producer and marketer based in Sandy, Utah, from July 2018 until May 2021. Prior to joining Wolverine Fuels, LLC, Mr. Grech served as President of Nexus Gas Transmission from October 2016 to July 2018, and previously held the position of Chief Commercial Officer and Executive Vice President of Consol Energy. Mr. Grech brings a strong operational, commercial and financial background in both mining and other energy business operations and has extensive utilities and capital markets experience. Mr. Grech holds a Bachelor of Science in Electrical Engineering from Lawrence Technological University and an MBA from the University of Michigan.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Grech and any of the Company’s directors, executive officers, or persons nominated or chosen to become a director or executive officer. There is no arrangement or understanding between Mr. Grech and any other person pursuant to which he was appointed as the Company’s President and Chief Executive Officer. There are no transactions or proposed transactions in which Mr. Grech has any direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

June 3, 2021	By:	/s/ Scott T. Jarboe
	Name:	Scott T. Jarboe
	Title:	Chief Legal Officer